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                                                                Exhibit 23.1



                 CONSENT OF INDEPENDENT AUDITORS

          We consent to the use of our report dated September 2, 1997, accompanying the financial statements of the Dean Witter Select Equity Trust Select 5 Industrial Portfolio 97-5, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                                                    Deloitte & Touche LLP
                                                    Deloitte & Touche LLP
September 2, 1997
New York, New York